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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)    January 22, 2001
                                                            ----------------


                              REGENCY CENTERS, L.P.

             (Exact name of registrant as specified in its charter)


      Florida                           0-24763                 59-3429602
      -------                           -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


        121 West Forsyth Street, Suite 200                        32202
               Jacksonville, Florida                              -----
               ---------------------                            (Zip Code)
      (Address of principal executive offices)



        Registrant's telephone number including area code: (904)-356-7000
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
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           EXHIBITS
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C.       Exhibits:
         --------

         The exhibits listed below relate to the Registration Statement No. 333-72899 on Form S-3 and the Registration Statement No. 333-53868 on Form S-3, each of Regency Centers, L.P., and are filed herewith for incorporation by reference in such Registration Statements.

         1.6 Pricing Agreement dated as of January 17, 2001 among Regency Centers, L.P. and Regency Realty Corporation, on the one hand, and Goldman, Sachs & Co., Credit Suisse First Boston, First Union Securities, Inc., Chase Securities Inc., Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc., and Wachovia Securities, Inc., on the other hand.

         5.5      Opinion of Foley & Lardner regarding legality of securities.









                                       2
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REGENCY CENTERS, L.P.
                                       (registrant)

                                       By:  Regency Realty Corporation,
                                            Its General Partner


January 22, 2001                       By:  /s/ J. Christian Leavitt
                                          --------------------------------------
                                            J. Christian Leavitt, Senior Vice
                                             President and Chief Accounting
                                             Officer